Investor presentation NASDAQ CM: BIOL September 2019 Waterlase Express™ Exhibit 99.1

Safe Harbor Statement Statements made in this presentation and during discussions with BIOLASE representative’s that refer to BIOLASE’s estimated or anticipated future results or other non-historical facts are forward-looking statements, as are any statements its representatives make concerning BIOLASE's strategic initiatives, anticipated financial performance and product launches. You are cautioned not to place undue reliance on these forward-looking statements, which reflect BIOLASE's current expectations and speak only as of the date of this presentation. Actual results may differ materially from BIOLASE’s current expectations depending upon a number of factors affecting BIOLASE’s business including, among others, adverse changes in general economic and market conditions, competitive factors, uncertainty of customer acceptance of new product offerings, risks associated with managing the growth of the business, and those other risks and uncertainties that are described, from time-to-time, in the “Risk Factors” section of BIOLASE's annual and quarterly reports filed with the Securities and Exchange Commission. BIOLASE does not undertake any responsibility to revise or update any forward-looking statements made in this presentation or during discussions with BIOLASE representatives.

Overview Leading global provider of dental lasers Complete line of products for both general dentists, specialists and practitioners Sold ~40,000 laser systems into 80 countries Systems ≈ 60% of revenue; consumables, accessories and services ≈ 40% Very large potential market with all-tissue laser penetration only 7% in the U.S. and 1.4% worldwide Company has historically been engineering and research and development focused New, experienced management was brought in over the past two years to transition the focus onto commercialization and competitiveness Management has restructured sales and operations, and positioned the Company for profitable growth 3

There is a Better Way… https://www.youtube.com/watch?v=c-Tquc8RQ1k

A Significant Growth Opportunity a) Under-diagnosed, Under-treated, Under-managed >60 Million People in U.S. Alone Have Gum Disease and Increased Health Risk Due to the Connection between Oral Health and their Overall Health b) Peri-implantitis c) Stats on #s going to dentist Over 2.7 million implants placed in 2017 with a 6% increase each year Nearly 20% of implants are considered failing after 2 years (ADA 2014) Over 500,000 implants per year in USA need attention for peri implantitis and that number continues to grow Waterlase lasers are the only effective, safe solution to preserving sick implants 1/3 of the population avoids going to the dentist because of “dental anxiety or fear”1 1DentaVox survey of 18,000 people WW

BIOLASE Opportunity

- **Estimated market opportunity in excess of $50 billion**
- **Current all-tissue laser market penetration**
  - ~7.0% of dental practices in US
  - ~1.4% worldwide
- **Each 1% increase in worldwide market penetration equals >$600M revenue**
- **Path to success includes:**
  - Improved collaboration between inside sales and field sales
  - Partner collaborations
  - DSO outreach
  - Improved peer to peer process



Salesperson BOB ("Best of Best")

- Our top reps can generate ~$1.2M revenue
- Currently, our average rep generates ~$400K revenue
- With 35 sales people, if we were able to get all BOBs - annual revenue would increase by about $25M


PEDO
DSO
PERIO
General Practitioner

Perio treatments are up 9% since 2Q15[1]

Implant treatments are up 35% since 2Q15[1]

[1] *DentalMarketIQ*

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Advancing Dentistry
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Lasers Widely Used in Medicine Minimally invasive Less bleeding/trauma Faster healing Enhanced precision More patient-friendly experience Training is the key driver of adoption LASIK

In-Progress Model Markets: Los Angeles & Dallas In-Progress Dental Service Organization Pilot 900+ Office Opportunity In-Progress McGuire Study (1) Waterlase vs. Traditional Periodontal Therapy Waterlase Key Drivers of Adoption * Source: American Refractive Surgery Council LASIK Clinical Support Corporate Adoption Direct-To-Consumer FDA Clearance 40+ Million Procedures WW* (1) “A prospective Multicenter Randomized and Controlled Study Comparing Laser and Mist Therapies for Treatment of Moderate to Severe Generalized Periodontitis” sponsored by The McGuire Institute and Biolase

Why Waterlase – Our Flagship Product is The Ideal Technology



- Waterlase uses a unique combination of water and laser energy to provide clinicians **cool and efficient cutting** of hard tissue, soft tissue and bone.
  - CO2 wavelengths can result in thermal ablation, **melting, heating and carbonization** depending on technique, tissue and settings.*
- Waterlase's patented all tissue technology is FDA cleared for 80+ clinical indications.
- Safely debrides implants without damaging or significantly affecting surface temperature.**
- Disinfects root canals more efficiently than some traditional chemical methods.***

** Christensen, Gordon J. "First Look: Solea CO_2 Hard and Soft Tissue Laser." CLINICIANS REPORT, Volume 8 Issue 4, April 2015, Pages 1, 3 & 4*
*** Data on file.*
**** Gordon, W. et al. "The Antimicrobial Efficacy of the Er,Cr:YSGG Laser with Radial Emitting Tips on Root Canal Dentin Walls Infected with e. Faecalis." JADA 138, July (2007): 992–1002.*

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Advancing Dentistry
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Less pain Fewer shots Faster recovery Why Waterlase for the Patient? Decreased dental anxiety and fear Same-day, multi-quadrant treatments = fewer appointments

Improve patient care Keep revenue “in-house” New patient referrals Make dentistry fun again! Generate immediate, positive monthly cash flows by performing just one or two CDT-coded procedures per week. Why Waterlase for the Doctor?

Influencers Corp. Dent. Specialist Partners Advancing Dentistry Symposium Perio GP Partners and Targets

Los Angeles Dallas Model Market – Pilot and Learn Everything that works in Model Markets will be transferred to other parts of U.S. Model Market Generate Demand & Pull Laser sales grew 31% in 2Q19 Influencers (focused on social media) Patient Pull –increase in visits to find a Waterlase dentist Practice Development Specialists Community & Brand Go-to-Market (Biolase Mentoring Experience)

A Full-Spectrum Portfolio of Laser Systems and Procedural Consumables

Waterlase Express™

- Smallest, easiest most cost-effective Waterlase
- Vivid HD tablet user interface
- Exclusive procedural animations
- Rich on-board reference library and Customer Care Button

Waterlase iPlus™

- World's best selling All-Tissue dental laser- 80 FDA cleared indications
- Replaces drill with substantial reduced need for anesthesia for teeth & bone
- Replaces scalpel for minimally invasive minimally bleeding microsurgery for soft tissues



Waterlase Express™
Waterlase iPlus™
Epic Pro™
Epic X™
ALL TISSUE LASER SOLUTIONS
SOFT TISSUE LASER SOLUTIONS
TIPS AND ACCESSORIES
Epic™ Deep Tissue Pain Therapy Handpiece
Epic™ Whitening Handpiece
Laserwhite 20™ Whitening Kit
ezTips™ & Pre-Initiated Tips™
Turbo Tip™
Radial Firing Tip™
Side Firing Tip™
Gold YSGG Handpiece™

Epic Pro™

- Most powerful and capable diode dental laser ever
- Best in class speed, comfort, and precision cutting
- Leverages IPG Medical technology

Epic X™

- Surgery, fast tooth whitening and pain therapy in one device
- Ultra portable for multiple-operatory use

153 issued and 80 pending patents

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Advancing Dentistry
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VOC with Hygienists at the ALD April 3-6, 2019 The Hygiene Diode Laser Project A new laser, based on a cost-reduced Epic X platform specifically developed for the North American hygiene market Simplified graphic user interface Lower cost with improved reliability Streamlined regulatory and testing process Hygiene laser color scheme based on the ADHA color – purple which signifies compassion, purpose and inspiration

2019 Initiatives Reduced R&D spend in first half of 2019 by 18% from 2017 run rate Gross margin % increased 320bps in first half of 2019 compared to year ago driven by manufacturing cost savings Developing a commercial growth engine that links lead generation to a robust field sales funnel Implementing a New Product Introduction process to build a competitive advantage for new and existing products while leveraging Open Innovation Building a customer loyalty process to improve current customer retention and satisfaction while increasing referrals Leverage “peer to peer” on a local and national level while expanding our podium presence Develop an outsourcing process that drives overall operational savings

Key Management Todd Norbe, CEO Joined Board in June 2018 and named CEO in August 2018 Former President of KaVo Kerr, a Danaher subsidiary Previously President and GM of Metrex Medical – Sybron Dental specialties John Beaver, EVP & CFO Joined Biolase in October 2017 Previously CFO and Director of Silicor Materials Previously CFO of Sterling Chemicals Certified Public Accountant

Financial Results US 62% International 38% Full Year 2018 Highlights (YOY) 3% ▲ in WW laser revenue to $44.5M 7% ▲ in U.S. laser revenue 13% ▲ in consumables and other revenue reflecting increased utilization of our lasers 500 basis points ▲ in gross margins 1H 2019* Highlights (YOY) 10% ▼ in U.S laser revenue 3% ▲ in U.S. consumables and other revenue 39% ▲ in model market laser revenue 330 basis points ▲ in gross margin to 36% Operating expenses ▼ 15% *Ended June 30, 2019

2018 Sales Mix Key markets ex-U.S.: China, Korea, Taiwan, India, Germany 2Q 2019 Highlights 31% Model market laser revenue increase YOY 2% U.S. consumables and other increase YOY By Product Type Consumables 18% Laser Systems 64% Imaging 4% Service 14% By Geography U.S. 62% International 38% U.S. = Direct Sales International = Distributor Network

Global Dental Laser Market Sources: Data Bridge Market Research 2017 Soft Tissue Laser Market by Region All Tissue Laser Market by Region

Financial Path to Positive Cash Flow Commercial go-to-market optimization Improved price discipline Compensation plan alignment Strategic outsourcing Improved overall cost control discipline

Investment Summary Leading global provider of dental lasers Large potential market opportunity with laser penetration only 7% in the U.S. and 1.4% worldwide Lasers are a superior solution for both patients and practitioners Experienced management team that is effectively transitioning Biolase from R&D focused to commercial success and profitable growth Established and fairly stable revenue base with improving margins and an increased emphasis on high margin consumable sales which represent approximately 40% of sales Large IP portfolio – 153 issued and 80 pending patents Attractive return profile for investors

Thank YOU NASDAQ CM: BIOL For further information, please contact John Beaver, EVP & CFO Biolase, Inc Email: jbeaver@biolase.com Phone: 949-226-8124